SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No. ___ )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
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     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-12

                              Kavilco Incorporated
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                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
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     paid previously. Identify the previous filing by registration statement
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

                                     [LOGO]
                              KAVILCO INCORPORATED

OCTOBER 5, 2009

RE:  ANNUAL MEETING
     NEW LOCATION

Dear Shareholder:

You are invited to attend Kavilco's 36th Annual Meeting to be held on November 7, 2009 at CAPE FOX LODGE in Ketchikan, Alaska. Details about the meeting are described in the enclosed Notice of Annual Meeting and Proxy Statement.

We strongly encourage you to attend the Annual Meeting. Attendance at our shareholder meetings helps to maintain good communication and understanding. Chief Financial Officer Scott Burns and I will be there to report on current operations and discuss future plans. We will also provide time for your questions and comments.

Voting is one of your most important rights as a shareholder and I encourage you to exercise your right to vote in this election. Even if you plan to attend the Annual Meeting, we urge you to vote your proxy as soon as possible.

Your strong support for your Corporation is respectfully requested.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President\Chief Executive Officer

                                     [LOGO]
                              KAVILCO INCORPORATED

                        600 University Street, Suite 3010
                             Seattle, WA 98101-1129

                          NOTICE OF 36th ANNUAL MEETING

DATE:               November 7, 2009

REGISTRATION:       11:00 a.m. - 12 noon

MEETING BEGINS:     1:00 p.m.

PLACE:              Cape Fox Lodge, 800 Venetia Way, Ketchikan, Alaska

ITEMS OF BUSINESS:       (1)  To elect three (3) Directors to Class II, with a
                         term expiring in 2012. Incumbents are John Campbell, Kenneth Gordon and Louis Jones, Sr.

                         (2) To ratify the Company's selection of independent public accountants.

                         (3) To consider such other business as may properly come before the meeting or any adjournments thereof.

RECORD DATE:        You are entitled to vote if you were a shareholder at the
                    close of business on October 5, 2009.

VOTING BY PROXY:    Promptly complete, sign and return the enclosed proxy in the postage paid envelope provided even if you plan to attend the meeting. You may still vote in person at the meeting even though you have previously signed and mailed a proxy.

THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 5, 2009.

By order of the Board of Directors,

/s/ John Campbell

John Campbell
Secretary

                                     [LOGO]
                              KAVILCO INCORPORATED

                        600 University Street, Suite 3010
                             Seattle, WA 98101-1129

                                 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q.   WHY AM I RECEIVING THESE MATERIALS?
A. The Board of Directors of Kavilco Inc. is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at Kavilco's Annual Meeting. Only shareholders of record holding Class A shares at the close of business on October 5, 2009 are entitled to vote. As a shareholder with Class A shares you are urged to vote on the proposals described in this proxy statement. All shareholders should complete and mail their proxy even if they plan to attend the meeting. The bylaws of the Corporation state that at least a majority of the total number of shares of Class A stock must be present, either in person or by proxy, to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

Q.   WHAT IS THE QUORUM REQUIREMENT OF THE MEETING?
A. The quorum requirement for holding the meeting and transacting business is a majority (50% plus one (1) vote) of the shares of Class A stock. The shares may be present in person or by proxy. Kavilco currently has 11,576.83 shares outstanding of Class A stock. Kavilco knows of no person to be the beneficial owner of more than 5% of the outstanding shares of the Company.

Q.   WHAT IS A PROXY?
A. PROXY - 1. The authority to act for another, as in voting; 2. A document so authorizing one or a person so authorized.

     By completing and returning the enclosed proxy card, you will authorize the Board members elected during our last Annual Meeting, a majority of them or any of them acting alone in the absence of others to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were personally present. If you do not want to appoint the individuals named in the proxy card to act as your proxy (that is to vote your shares for you) you may, as provided in the bylaws, appoint someone else to act as your proxy by giving that person a written authorization to vote your shares of stock on your behalf at the Annual Meeting. Proxies may also be solicited personally, by telephone, by employees, officer and agents of the Company.

     Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

Q.   HOW CAN I VOTE MY SHARES?
A. Each Class A shareholder is entitled to one (1) vote for each share owned and may vote the total number of his or her shares for as many persons as there are directors being elected. Alternatively, shareholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, shareholders may allocate these votes on the same principle among any number of nominees. Using the sample proxy card included in this packet of materials, complete the Proxy card with your name on it and mail it to Kavilco's Inspector of Elections in the enclosed envelope.

Q.   CAN I CHANGE MY VOTE?
A. If you change your mind after voting, you may revoke your proxy and change your proxy instructions prior to the Annual Meeting, either by telephoning Scott Burns, Chief Financial Officer at Kavilco's Seattle office; providing a written statement to Kavilco at the address above; or by voting again at the meeting.

Q.   WHO WILL COUNT THE VOTE?
A. Representatives of Mecham, Richardson & Company will tabulate the votes and act as the Inspectors of Election.

Q.   WHO WILL BEAR THE COST OF SOLICITING VOTES AND SEC COMPLIANCE FOR THE
     MEETING?
A. Kavilco Incorporated will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials as well as submitting it to the Securities and Exchange Commission for review.

Q. MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
A. You may submit proposals for consideration at future shareholder meetings as follows:

     * TO BE INCLUDED IN THE PROXY STATEMENT. In order for a shareholder proposal to be considered for inclusion in Kavilco's proxy statement for next year's Annual Meeting, the written proposal must be received by the Secretary no later than June 8, 2010. These proposals must be in writing and sent to: Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101-1129. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

     * TO BE RAISED FROM THE FLOOR. Similarly, in order for a shareholder proposal to be raised from the floor during next year's Annual Meeting, the shareholder's written notice must be received by the Secretary before August 10, 2010 and sent to: Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101-1129. The proposal must comply with Securities and Exchange Commission regulations.

Pursuant to regulations, this proxy and accompanying materials have been submitted to the Securities and Exchange Commission for review in conjunction with this mailing.

                            PROPOSALS TO BE VOTED ON

(1)  ELECTION OF DIRECTORS

Kavilco's bylaws provide that the corporation shall be managed by a Board of Directors composed of nine (9) members elected in three classes, each consisting of three (3) members. The election of directors is staggered so that only three
(3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of who are presently Board members, to serve a three- (3-) year term and until their successors are elected and qualified:

                         John Campbell
                         Kenneth Gordon
                         Louis Jones, Sr.

Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

BOARD STRUCTURE AND COMPENSATION

The Board officers as defined by the corporate by-laws are President/Chairman, Vice President, Secretary and Treasurer. However, Kavilco does not currently have a Treasurer, but employs a Chief Financial Officer. The Board President/Chairman also is employed as Chief Executive Officer. The Board of Directors recommends the election of the Class II incumbents: John Campbell, Kenneth Gordon and Louis Jones, Sr.

All cash compensation paid by the Company for the year ended December 31, 2008, to each of the most highly paid Executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

                             CASH COMPENSATION TABLE

         (A)                      (B)                    (C)
Name of Individual     Capacities in                            Cash
Or Number in Group     Which Served                     Compensation
--------------------------------------------------------------------
Louis A. Thompson      Chief Executive             $          90,826
                       Officer, Chairman and
                       President

Scott Burns            Chief Financial              $        130,360
                       Officer

All the executive officers as a group
(2 persons)                                         $        221,186



COMPENSATION PURSUANT TO PLANS

The Company has a retirement plan for its employees that is a defined contribution plan with the annual contribution being equal to 20% of the participant's salary. All contributions are pooled in a brokerage trust account held at Charles Schwab.

               INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

On the Record Date, there were 11,576.83 shares of Class A Stock of the Company outstanding. The following table shows the beneficial ownership of the officers and directors of the Company, individually and as a group, of Class A stock as of October 5, 2009:


---------------------------------------------------------------------
                             Term               Principal     Amount of
            Positions        Office             Occupation &  Beneficial
            & Offices        as                 Employment    Ownership/%
            with the         Director Director  During Past   of Class A
Name        Company   Class  Expires  Since     Five Years    on 10/05/09
---------------------------------------------------------------------
Louis A.    President III    2010     1972      Chief             137
Thompson    /CEO                                Executive        1.18%
Age 73                                          Officer

Louis       Director/ II     2009     1979      Retired Chief     120
Jones, Sr.  Vice                                Engineer         1.04%
Age 71      President                           Alaska Marine
                                                Hwy

John        Director/ II     2009     1994      Police            162
Campbell    Secretary                           Officer          1.39%
Age 40

Jeane       Director  I      2011     1993      English           130
Breinig                                         Professor        1.08%
Age 54                                          University
                                                of Alaska

Kenneth     Director  II     2009     1994      Realtor           100
Gordon                                                           0.86%
Age 49

Ramona      Director  I      2011     1973      Office            150
Hamar                                           Manager for a    1.29%
Age 66                                          Dentist's
                                                Office

Laird A.    Director  III    2010     1994      Economic          109
Jones                                           Development      0.94%
Age 54                                          Coordinator


Melanie     Director  III    2010     1997      Sign Shop         100
Locklear                                        Owner            0.86%
Age 40

Marie K.    Director  I      2011     2003      Human             100
Miller                                          Resources        0.86%
Age 44                                          Manager

Scott       Chief                               Chief            - 0 -
Burns       Financial                           Financial         - 0 -%
Age 63      Officer                             Officer for
                                                Kavilco
  ---------------------------------------------------------------------


                              FAMILY RELATIONSHIPS

     BOARD MEMBER             RELATIONSHIP

     Louis A. Thompson,       No relationship to any Board Members
     President/CEO

     Louis Jones, Sr.,        1st Cousin to Laird Jones and
     Vice President           Jeane Breinig
                              Brother to Ramona Hamar

     John Campbell,           1st Cousin to Kenneth Gordon
     Secretary

     Jeane Breinig,           1st Cousin to Laird Jones,
     Director                 Ramona Hamar
                              and Louis Jones, Sr

     Kenneth Gordon,          1st Cousin to John Campbell
     Director

     Ramona Hamar,            1st Cousin to Laird Jones and
     Director                 Jeane Breinig
                              Sister to Louis Jones, Sr.

     Laird Jones,             1st Cousin to Jeane Breinig,
     Director                 Ramona Hamar
                              and Louis Jones, Sr.

     Melanie Locklear,        Sister to Marie Miller
     Director

     Marie Miller,            Sister to Melanie Locklear
     Director

The Securities and Exchange Commission Section 8.08[3][b] requires "if any of the persons listed are related by blood, marriage or adoption (up through first cousins), the relationship must be explained."

Laird Jones, John Campbell and Jeane Breinig also serve on the Board of Directors of Kasaan Haida Heritage Foundation. None of Kavilco's other Directors hold directorships anywhere else.

The Company does not have an auditing, nominating or compensation committee. However the Board of Directors reviews annually the auditor's independence letter, management letter, statement of auditing standards letter and internal control memo. The Board of Directors selects nominees from incumbent Directors of the Company. The Board of Directors review employees' compensation every three years and occasionally reviews per diem and fees. The last review and subsequent increase took place in March 2007.

The Board of Directors held six regular bimonthly meetings for the year ended December 31, 2008.

                            COMPENSATION OF DIRECTORS

Each officer and director receives $1,100 in fees and $500 in per diem for each meeting they attend. In addition the Company pays for up to four (4) days of travel and hotel expenses to attend the meetings. Several Directors also participate in a Company medical insurance program.

(2)  RATIFICATION OF INDEPENDENT PUBLIC Accountants

The approval of selection of Moss Adams LLP as independent public accountants of the Company is voted on by the Board of Directors at their Board Meeting prior to the Annual Meeting. Shareholders are asked to approve or ratify this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Moss Adams LLP as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. No representative of Moss Adams LLP is expected to be present at the Annual Meeting.

Kavilco paid Moss Adams LLP $5,300.00 for income tax preparation and $25,873.50 for audit services for the fiscal year ended December 31, 2008 for a total of $31,173.50.

                                  OTHER MATTERS

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.

By Order of the Board of Directors

/s/ Louis A. Thompson

Louis A. Thompson
President

Seattle, Washington

October 5, 2009

                           KAVILCO INCORPORATED PROXY
      Solicitation by the Board of Directors for the 2009 Annual Meeting of
                                  Shareholders

As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.

CHECK BOX (A) OR (B)

(1)
      (A) [ ] TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 2012. The undersigned hereby appoints Jeane Breinig, Ramona Hamar and Marie Miller, or any of them, Proxies for the undersigned to vote on their behalf.
     (B) [ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2012.

          Nominee        Number of Shares X 3 = Number of Votes Cast
          ----------------------------------------------------------

          John Campbell       ---------------  X 3 -----------------
          Kenneth Gordon      ---------------  X 3 -----------------
          Louis Jones, Sr.    ---------------  X 3 -----------------

(2) To ratify the selection of Moss Adams LLP as the independent public accountants for the Company.

     FOR [  ]            AGAINST [  ]             ABSTAIN [  ]

THE BOARD OF DIRECTORS MAKES THE FOREGOING PROPOSALS AND THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.

Name:                    Date                                 , 2009
                              -------------------------------
Class:
# of Shares:             SIGNATURE:
                         -------------------------------------------
                         Sign here exactly as name appears to the left

                         As custodian for:
                         -------------------------------------------
                         (Minor's name of applicable)

                         When signing as custodian for a minor, or as executor, administrator, attorney, trustee or guardian, please write your full title as such. If your name appears as "John A. Smith, Sr., as custodian for John A. Smith, Jr.," sign "John A. Smith, Sr., as custodian for John
                         A. Smith, Jr."